Subsidiaries	12 Months Ended
Dec. 31, 2024
Subsidiaries
Subsidiaries

Note 8 – Subsidiaries

A.Details in respect of subsidiaries

Presented hereunder is a list of the main Group’s subsidiaries:

	Principal location of the	2024	2023
Name of company	company’s activity	%	%
Nano Dimension Technologies Ltd.	Israel	100%	100%
Nano Dimension USA Inc.	USA	100%	100%
Nano Dimension (HK) Limited	Asia-Pacific	100%	100%
Nano Dimension GmbH	Germany	100%	100%
J.A.M.E.S GmbH	Germany	50%	50%
Essemtec AG	Switzerland	100%	100%
Nano Dimension Swiss GmbH	Switzerland	100%	100%
Global Inkjet Systems Ltd. (B)	UK	100%	100%
Formatec Holding B.V. (B)	Netherlands	100%	100%

B.	Acquisition of subsidiaries

The Company accounted for the following transaction as a business combination and allocated the purchase consideration to assets acquired and liabilities assumed based on their estimated fair values.

Business combinations during 2022

(1)	Acquisition of GIS

On January 4, 2022, the Company acquired 100% of the shares and voting interests in GIS, a company incorporated under the laws of England and Wales. GIS is a developer and supplier of high-performance control electronics, software, and ink delivery systems. Taking control of GIS will enable the Group to access GIS’s technology and software, facilitating faster product development. The total consideration for this acquisition amounted to approximately $29.5 million, consisting of cash, deferred consideration, and earn-out contingent consideration.

The deferred consideration, totaling GBP 1,000 thousand (approximately $1,349 as of January 4, 2022), was scheduled to be paid on April 1, 2024. This deferred consideration for shareholders representing approximately 39% of the selling shareholders is contingent on their continued employment; therefore, this amount is not part of the business combination but rather classified as employee benefits, as described in Note 12.

The performance-based contingent consideration (Earn-Out) amounts to up to £7 million and is tied to specific performance targets, including EBITDA, gross profit, and revenues. In July 2022, an amendment to the GIS share purchase agreement was signed, updating the terms of the deferred and contingent consideration. The earn-out consideration for shareholders who represent approximately 39% of the selling shareholders, is contingent on their continued employment. Therefore, this amount is not part of the business combination, but of the employee benefits as described in note 12. During 2023 and 2022, the Company paid $5,544 and $1,163, respectively, to settle the earn-out contingent liability mentioned above.

The Group incurred acquisition-related costs of $1,094 of legal fees and due diligence costs. These costs have been included in other loss.

Note 8 – Subsidiaries (Cont.)

B.	Acquisition of subsidiaries (Cont.)
(2)	Acquisition of Formatec Holding

On July 7, 2022, the Group acquired 100% of the shares and voting interests in Formatec Holding. Formatec Holding is the owner of two Dutch companies: Admatec and Formatec. Admatec and Formatec operate in the field of 3D printing of non-electronic components from ceramic and metallic materials. Admatec is a manufacturer and marketer of these types of 3D printers and provides various services in this field of printing. Formatec develops and sells printers and materials and provides printing services to customers, both of models and of final products (which may also be produced using traditional systems, and not necessarily using 3D printing). Taking control of Formatec Holding will provide the Group access to Admatec’s and Formatec’s technology and customers, and benefit from its experienced scientists and engineers.

The total consideration for the purchased Formatec Holding shares was paid in cash in the amount of approximately $13,611.

The Group incurred acquisition-related costs of $888 of legal fees and due diligence costs. These costs have been included in other loss.